Exhibit 99.2

DIGITAL
REALTY
TRUST
First Quarter 2010
4574

A FOCUS ON FUNDAMENTALS: LEAD THE PACK

Supplemental Operating and Financial Data

March 31, 2010

DIGITAL REALTY TRUST

This Supplemental Operating and Financial Data package is not an offer to sell or solicitation to buy securities of Digital Realty Trust, Inc.
Any offers to sell or solicitations to buy securities of Digital Realty Trust, Inc. shall be made only by means of a prospectus approved for that purpose.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Statement Regarding Forward-Looking Statements

This supplemental package contains forward-looking statements within the meaning of the federal securities laws, including information relating to run-rate net operating income, trends, leasing expectations, weighted average remaining lease terms, the exercise of lease extensions, lease expirations, debt maturities, annualized rent at expiration of leases, the effect new leases and increases in rental rates will have on our rental revenue and other forward-looking financial data. Such statements are based on management’s beliefs and assumptions made based on information currently available to management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance and may be affected by known and unknown risks, trends, uncertainties and factors that are beyond our control. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated or projected. Some of the risks and uncertainties that may cause our actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements include, among others, the following:

•	the impact of the recent deterioration in global economic, credit and market conditions;

•	current local economic conditions in our geographic markets;

•	decreases in information technology spending, including as a result of economic slowdowns or recession;

•	adverse economic or real estate developments in our industry or the industry sectors that we sell to (including risks relating to decreasing real estate valuations and impairment charges);

•	our dependence upon significant tenants;

•	bankruptcy or insolvency of a major tenant or a significant number of smaller tenants;

•	defaults on or non-renewal of leases by tenants;

•	our failure to obtain necessary debt and equity financing;

•	increased interest rates and operating costs;

•	our failure to repay debt when due or our breach of covenants or other terms contained in our loan facilities and agreements;

•	financial market fluctuations;

•	changes in foreign currency exchange rates;

•	our inability to manage our growth effectively;

•	difficulty acquiring or operating properties in foreign jurisdictions;

•	our failure to successfully operate acquired or redeveloped properties;

•	risks related to joint venture investments, including as a result of our lack of control of such investments;

•	delays or unexpected costs in development or redevelopment of properties;

•	decreased rental rates or increased vacancy rates;

•	increased competition or available supply of data center space;

•	our inability to successfully develop and lease new properties and space held for redevelopment;

•	difficulties in identifying properties to acquire and completing acquisitions;

•	our inability to acquire off-market properties;

•	our inability to comply with the rules and regulations applicable to public companies;

•	our failure to maintain our status as a REIT;

•	possible adverse changes to tax laws;

•	restrictions on our ability to engage in certain business activities;

•	environmental uncertainties and risks related to natural disasters;

•	changes in foreign laws and regulations, including those related to taxation and real estate ownership and operation; and

•	changes in real estate and zoning laws and increases in real property tax rates.

The risks included here are not exhaustive, and additional factors could adversely affect our business and financial performance. We discussed a number of additional material risks in our annual report on Form 10-K for the year ended December 31, 2009, and other filings with the Securities and Exchange Commission. Those risks continue to be relevant to our performance and financial condition. Moreover, we operate in a very competitive and rapidly changing environment. New risk factors emerge from time to time and it is not possible for management to predict all such risk factors, nor can it assess the impact of all such risk factors on the business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. We expressly disclaim any responsibility to update forward-looking statements, whether as a result of new information, future events or otherwise.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Corporate Information

Corporate Profile

Digital Realty Trust, Inc. owns, acquires, redevelops, develops and manages technology-related real estate. The Company is focused on providing Turn-Key Datacenter® and Powered Base Building® datacenter solutions for domestic and international tenants across a variety of industry verticals ranging from information technology and Internet enterprises, to manufacturing and financial services. Digital Realty Trust's 84 properties, excluding one property held as an investment in an unconsolidated joint venture, contain applications and operations critical to the day-to-day operations of technology industry tenants and corporate enterprise datacenter tenants. Comprising approximately 15.0 million net rentable square feet, including approximately 1.8 million square feet of space held for redevelopment, Digital Realty Trust's property portfolio is located throughout North America and Europe. For additional information, please visit the Company's website at www.digitalrealtytrust.com.

Corporate Headquarters

560 Mission Street, Suite 2900

San Francisco, California 94105

Telephone: (415) 738-6500

Facsimile: (415) 738-6501

Web site: www.digitalrealtytrust.com

Senior Management

Richard A. Magnuson: Chairman

Michael F. Foust: Chief Executive Officer

A. William Stein: Chief Financial Officer and Chief Investment Officer

Scott E. Peterson: Senior Vice President, Acquisitions

Christopher J. Crosby: Senior Vice President, Corporate Development

David J. Caron: Senior Vice President, Portfolio Management

Investor Relations

To request an Investor Relations package or be added to our e-mail distribution list, please visit our website:

www.digitalrealtytrust.com	(Proceed to Information Request in the Investor Relations section)

Analyst Coverage

Credit Suisse	UBS	JMP Securities	Deutsche Bank
Andrew Rossivach	Ross Nussbaum	William C. Marks	John Perry
(415) 249-7941	(212) 713-2484	(415) 835-8944	(212) 250-4912

Suzanne Kim	Robert Salisbury	Susan Guitierrez	Vincent Chao
(415) 249-7943	(212) 713-4760	(415) 835-9303	(212) 250-6799

Green Street	Oppenheimer	Citigroup	Baird	Bank of America
Lukas Hartwich	Srinivas Anantha	Michael Bilerman	David Aubuchon	Jamie Feldman
(949) 640-8780	(617) 428-5960	(212) 816-1685	(314) 863-4235	(646) 855-5808

John Stewart	Peter Armstrong	Mark Montandon	Justin Pelham-Webb	Jana Galan
(949) 640-8780	(212) 667-5808	(212) 816-1685	(314) 863-6413	(646) 855-3081

RBC Capital Markets	Raymond James	KeyBanc Capital Markets	ISI	Stifel Nicolaus
Dave Rodgers	Paul D. Puryear	Jordan Sadler	Steve Sakwa	Todd Weller
(440) 715-2647	(727) 567-2253	(917) 368-2280	(212) 446-9462	(443) 224-1305

Mike Carroll	William A. Crowe	Craig Mailman	Ian Weismann	Ben Lowe
(440) 715-2649	(727) 567-2594	(917) 368-2316	(212) 446-9461	(443) 224-1264

Stock Listing Information

The stock of Digital Realty Trust, Inc. is traded primarily on the New York Stock Exchange under the following symbols:

Common Stock:	DLR
Series A Preferred Stock:	DLRPA
Series B Preferred Stock:	DLRPB

Note that symbols may vary by stock quote provider.

Common Stock Price Performance

The following summarizes recent activity of Digital Realty Trust's common stock (DLR):

	1st Quarter 2010	4th Quarter 2009	3rd Quarter 2009	2nd Quarter 2009	1st Quarter 2009
High Price *	$56.60	$50.81	$48.21	$39.84	$35.70
Low Price *	$46.21	$42.94	$34.27	$32.14	$24.96
Closing Price, end of quarter *	$54.20	$50.28	$45.71	$35.85	$33.18
Average daily trading volume *	975,779	1,149,605	1,362,583	2,258,424	2,074,752
Indicated dividend per common share **	$1.920	$1.800	$1.440	$1.320	$1.320
Closing annual dividend yield, end of quarter	3.5%	3.6%	3.2%	3.7%	4.0%
Closing shares and operating partnership units outstanding end of quarter ***	83,638,744	82,231,880	82,173,996	82,013,377	81,980,716

Closing market value of shares and operating partnership units outstanding (thousands), end of quarter	$4,533,220	$4,134,619	$3,756,173	$2,940,180	$2,720,120

*	New York Stock Exchange trades only.
**	On an annual basis.
***	As of March 31, 2010, the total number of shares and units includes 78,176,655 shares of common stock, 4,235,549 common units held by third parties and 1,226,540 common units, vested and unvested long-term incentive units and vested class C units held by officers and directors, and excludes all unvested class C units, all unexercised common stock options and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and D cumulative convertible preferred stock.

This Supplemental Operating and Financial Data package supplements the information provided in our quarterly and annual reports filed with the Securities and Exchange Commission. Additional information about us and our properties is also available at our website www.digitalrealtytrust.com.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Ownership Structure

As of March 31, 2010

Partner	# of Units (2)	% Ownership

Digital Realty Trust, Inc.	78,176,655	93.5%
Cambay Tele.com, LLC (3)	4,202,827	5.0%
Wave Exchange, LLC (3)	32,722	0.0%
Directors, Executive Officers and Others	1,226,540	1.5%

Total	83,638,744	100.0%

(1)	Reflects limited partnership interests held by our officers and directors in the form of common units and vested and unvested long-term incentive units and excludes unvested class C units and all unexercised common stock options.
(2)	Excludes all unvested class C units, all unexercised common stock options and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and D cumulative convertible preferred stock.
(3)	These third-party contributors received common units (along with cash and our operating partnership's assumed debt) in exchange for their interests in 200 Paul Avenue 1-4, 1100 Space Park Drive, the eXchange colocation business and other specified assets and liabilities. Cambay Tele.com, LLC’s units include 564,913 common units held by its members.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Key Quarterly Financial Data

(Unaudited and dollars in thousands, except per share data)

	For the three months ended or as of
	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Shares and Units at End of Quarter

Common shares outstanding	78,176,655	76,812,783	76,519,219	76,140,807	76,042,511
Common units outstanding	5,462,089	5,419,097	5,654,777	5,872,570	5,938,205

Total shares and Operating Partnership units	83,638,744	82,231,880	82,173,996	82,013,377	81,980,716

Market Capitalization

Market value of common equity (1)	$4,533,220	$4,134,619	$3,756,173	$2,940,180	$2,720,120
Liquidation value of preferred equity	686,637	686,637	686,637	686,637	686,637
Total debt at balance sheet carrying value	2,168,209	1,784,444	1,599,270	1,519,506	1,439,688

Total market capitalization including preferred equity and debt	$7,388,066	$6,605,700	$6,042,080	$5,146,323	$4,846,445

Total debt/Total market capitalization including preferred equity and debt	29.3%	27.0%	26.5%	29.5%	29.7%

Selected Balance Sheet Data

Investments in real estate (before depreciation)	$4,003,523	$3,616,714	$3,416,083	$3,283,874	$3,155,062
Total assets	4,147,586	3,745,059	3,532,418	3,444,708	3,351,613
Total liabilities	2,499,081	2,110,258	1,878,259	1,773,344	1,705,537

Selected Operating Data

Total operating revenues from continuing operations	$191,779	$169,774	$163,227	$155,007	$149,134
Total operating expenses from continuing operations	136,584	119,690	117,571	112,161	109,931
Interest expense from continuing operations	30,902	24,451	22,559	22,495	18,937
Net income	25,586	24,897	23,945	21,203	21,189
Net income available to common stockholders	14,744	14,286	12,406	10,271	10,295

Financial Ratios

EBITDA (2)	$103,894	$90,840	$85,737	$82,241	$75,972
Adjusted EBITDA (3)	$114,736	$101,451	$97,276	$93,173	$86,866
Cash interest expense (4)	$22,231	$23,915	$19,812	$16,695	$21,398
Fixed charges (5)	$35,326	$37,263	$32,981	$29,721	$34,505
Debt service coverage ratio (6)	5.2x	4.2x	4.9x	5.6x	4.1x
Fixed charge coverage ratio (7)	3.2x	2.7x	2.9x	3.1x	2.5x

Profitability Measures

Net income per common share—basic	$0.19	$0.19	$0.16	$0.13	$0.14
Net income per common share—diluted	$0.18	$0.18	$0.16	$0.13	$0.14
Funds From Operations (FFO) per diluted share and unit (8)	$0.81	$0.79	$0.74	$0.71	$0.70
Adjusted Funds From Operations (AFFO) per diluted share and unit (9)	$0.67	$0.62	$0.59	$0.51	$0.53
Dividends per share and common unit	$0.48	$0.45	$0.36	$0.33	$0.33
Diluted FFO payout ratio (10)	59.2%	57.3%	48.9%	46.5%	47.4%
Diluted AFFO payout ratio (11)	71.4%	72.2%	61.0%	64.7%	62.3%

Portfolio Statistics

Buildings	118	114	108	99	99
Properties	84	81	78	75	75
Net rentable square feet, excluding redevelopment space	13,211,992	12,573,634	11,964,522	11,854,886	11,784,573
Square feet held for redevelopment (12)	1,828,598	1,784,386	1,876,885	1,148,212	1,218,525
Occupancy at end of quarter (13)	95.2%	95.0%	95.2%	94.8%	95.1%
Weighted average remaining lease term (years) (14)	7.2	7.3	7.4	7.5	7.6
Same store occupancy at end of quarter (13)(15)	95.0%	94.7%	95.2%	94.8%	95.1%

(1)	The market value of common equity is based on the closing stock price at the end of the quarter and assumes 100% redemption of the limited partnership units in the operating partnership, including common units and vested and unvested long-term incentive units (including vested class C units), for shares of our common stock. Excludes shares issuable with respect to stock options that have been granted but have not yet been exercised, and also excludes shares issuable upon the redemption of unvested class C units and all shares potentially issuable upon exchange of our 4.125% exchangeable senior debentures due 2026 and 5.50% exchangeable senior debentures due 2029 or upon conversion of our series C and D cumulative convertible preferred stock.
(2)	EBITDA is calculated as earnings before interest, taxes, depreciation and amortization. For a discussion of EBITDA, see page 30. For a reconciliation of net income available to common stockholders to EBITDA, see page 10.
(3)	Adjusted EBITDA is EBITDA adjusted for preferred dividends and noncontrolling interests. For a discussion of Adjusted EBITDA, see page 30. For a reconciliation of net income available to common stockholders to Adjusted EBITDA, see page 10.
(4)	Cash interest expense is interest expense per our statement of operations (including interest expense on discontinued operations) less amortization of debt discount and deferred financing fees and includes interest that we capitalized. For a reconciliation of GAAP interest expense to cash interest expense, see page 10.
(5)	Fixed charges consist of cash interest expense, scheduled debt principal payments and preferred dividends.
(6)	Debt service coverage ratio is Adjusted EBITDA divided by cash interest expense.
(7)	Fixed charge coverage ratio is Adjusted EBITDA divided by fixed charges.
(8)	For a definition and discussion of FFO, see page 30. For a reconciliation of net income available to common stockholders to FFO, see page 9.
(9)	For a definition and discussion of AFFO, see page 30. For a reconciliation of FFO to AFFO, see page 9.
(10)	Diluted FFO payout ratio is dividends declared per common share and unit divided by diluted FFO per share and unit.
(11)	Diluted AFFO payout ratio is dividends declared per common share and unit divided by diluted AFFO per share and unit.
(12)	Redevelopment space requires significant capital investment in order to develop data center facilities that are ready for use. Most often this is shell space. However, in certain circumstances this may include partially built datacenter space that was not completed by previous ownership and requires a large capital investment in order to build out the space.
(13)	Occupancy and same store occupancy excludes space held for redevelopment.
(14)	Average remaining lease term excludes renewal options, weighted by net rentable square feet.
(15)	Same store properties were acquired before December 31, 2008.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Consolidated Balance Sheets

(Dollars in thousands, except share and per share data)

	March 31, 2010	December 31, 2009
	(unaudited)
ASSETS
Investments in real estate
Land	$400,787	$382,763
Acquired ground leases	2,695	2,767
Buildings and improvements	3,318,299	2,952,330
Tenant improvements	274,460	272,462

Investments in real estate	3,996,241	3,610,322
Accumulated depreciation and amortization	(502,141)	(459,521)

Net investments in properties	3,494,100	3,150,801
Investment in unconsolidated joint venture	7,282	6,392

Net investments in real estate	3,501,382	3,157,193

Cash and cash equivalents	50,809	72,320
Accounts and other receivables, net	54,090	46,086
Deferred rent	155,633	145,550
Acquired above market leases, net	33,745	25,861
Acquired in place lease value and deferred leasing costs, net	266,008	224,216
Deferred financing costs, net	23,294	21,073
Restricted cash	40,145	37,810
Other assets	22,480	14,950

Total Assets	$4,147,586	$3,745,059

LIABILITIES AND EQUITY

Revolving credit facility	$—	$205,547
Unsecured senior notes	200,000	83,000
5.875% notes due 2020	491,589	—
4.125% exchangeable senior debentures due 2026, net of discount	166,859	165,834
5.50% exchangeable senior debentures due 2029	266,400	266,400
Mortgage loans	1,043,361	1,063,663
Accounts payable and other accrued liabilities	165,615	151,229
Accrued dividends and distributions	—	37,004
Acquired below market leases, net	91,034	69,311
Security deposits and prepaid rents	74,223	68,270

Total Liabilities	2,499,081	2,110,258

Commitments and contingencies	—	—

EQUITY:
Stockholders’ equity:
Preferred Stock: $0.01 par value, 30,000,000 authorized:
Series A Cumulative Redeemable Preferred Stock, 8.50%, $103,500,000 liquidation preference ($25.00 per share), 4,140,000 issued and outstanding	99,297	99,297
Series B Cumulative Redeemable Preferred Stock, 7.875%, $63,250,000 liquidation preference ($25.00 per share), 2,530,000 issued and outstanding	60,502	60,502
Series C Cumulative Convertible Preferred Stock, 4.375%, $174,998,875 liquidation preference ($25.00 per share), 6,999,955 issued and outstanding	169,067	169,067
Series D Cumulative Convertible Preferred Stock, 5.500%, $344,887,500 liquidation preference ($25.00 per share), 13,795,500 issued and outstanding	333,472	333,472
Common Stock: $0.01 par value, 145,000,000 authorized, 78,176,655 and 76,812,783 shares issued and outstanding as of March 31, 2010 and December 31, 2009, respectively	779	766
Additional paid-in capital	1,213,766	1,155,709
Dividends in excess of earnings	(254,639)	(231,871)
Accumulated other comprehensive income, net	(47,557)	(27,947)

Total stockholders’ equity	1,574,687	1,558,995

Noncontrolling interests:
Noncontrolling interest in operating partnership	56,384	58,192
Noncontrolling interest in consolidated joint venture	17,434	17,614

Total noncontrolling interests	73,818	75,806

Total Equity	1,648,505	1,634,801

Total Liabilities and Equity	$4,147,586	$3,745,059

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Consolidated Quarterly Statements of Operations

(unaudited and in thousands, except share and per share data)

	Three Months Ended
	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09

Rental	$152,574	$136,425	$130,878	$125,380	$118,089
Tenant reimbursements	39,205	32,501	32,236	29,544	31,027
Other	—	848	113	83	18

Total operating revenues	191,779	169,774	163,227	155,007	149,134

Rental property operating and maintenance	53,242	46,086	45,278	42,301	42,573
Property taxes	12,721	8,349	9,295	9,149	9,211
Insurance	1,735	1,672	1,495	1,488	1,456
Depreciation and amortization	57,532	52,126	50,439	49,183	46,304
General and administrative	11,352	11,363	10,660	10,040	10,102
Other	2	94	404	—	285

Total operating expenses	136,584	119,690	117,571	112,161	109,931

Operating income	55,195	50,084	45,656	42,846	39,203

Equity in earnings of unconsolidated joint venture	1,978	(776)	1,091	741	1,116
Interest and other income	31	17	90	403	243
Interest expense	(30,902)	(24,451)	(22,559)	(22,495)	(18,937)
Tax expense	(716)	23	(333)	(292)	(436)

Net income	25,586	24,897	23,945	21,203	21,189
Net income attributable to noncontrolling interest	(741)	(510)	(1,438)	(831)	(793)

Net income attributable to Digital Realty Trust, Inc.	24,845	24,387	22,507	20,372	20,396
Preferred stock dividends	(10,101)	(10,101)	(10,101)	(10,101)	(10,101)
Net income available to common stockholders	$14,744	$14,286	$12,406	$10,271	$10,295

Net income per share available to common stockholders—basic	$0.19	$0.19	$0.16	$0.13	$0.14

Net income per share available to common stockholders—diluted	$0.18	$0.18	$0.16	$0.13	$0.14
Weighted-average shares outstanding—basic	77,770,691	76,649,529	76,301,577	76,121,380	74,703,755
Weighted-average shares outstanding—diluted	80,612,660	78,496,296	77,674,137	76,851,202	74,895,168
Weighted-average fully diluted shares and units	86,075,069	84,043,043	83,466,346	82,728,389	80,741,438

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Funds From Operations (FFO)

(unaudited and in thousands, except per share data)

	Three Months Ended
	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Reconciliation of net income available to common stockholders to FFO (Note):

Net income available to common stockholders	$14,744	$14,286	$12,406	$10,271	$10,295
Adjustments:
Noncontrolling interests in operating partnership	973	984	898	757	793
Real estate related depreciation and amortization (1)	57,175	51,821	50,163	48,900	46,087
Real estate related depreciation and amortization related to investment in unconsolidated joint venture	773	2,335	543	858	646

FFO available to common stockholders and unitholders	$73,665	$69,426	$64,010	$60,786	$57,821

FFO per share and unit:
Basic	$0.89	$0.84	$0.78	$0.74	$0.72
Diluted (2)	$0.81	$0.79	$0.74	$0.71	$0.70

Weighted-average shares and units outstanding—basic	83,233	82,196	82,094	81,999	80,550
Weighted-average shares and units outstanding—diluted (2)	104,142	102,078	101,492	99,461	92,571

(1) Real estate depreciation and amortization was computed as follows:
Depreciation and amortization per income statement	$57,532	$52,126	$50,439	$49,183	$46,304
Non-real estate depreciation	(357)	(305)	(276)	(283)	(217)

	$57,175	$51,821	$50,163	$48,900	$46,087

(2) At March 31, 2010, we had 7,000 series C convertible preferred shares and 13,796 series D convertible preferred shares outstanding that were convertible into 3,657 common shares and 8,215 common shares, respectively. In addition, we had a balance of $266,400 of 5.50% exchangeable senior debentures that were exchangeable for 6,195 common shares on a weighted average basis for the three months ended March 31, 2010. See below for calculations of diluted FFO available to common stockholders and unitholders and weighted average common stock and units outstanding.

FFO available to common stockholders and unitholders	$73,665	$69,426	$64,010	$60,786	$57,821
Add: Series C convertible preferred dividends	1,914	1,914	1,914	1,914	1,914
Add: Series D convertible preferred dividends	4,742	4,742	4,742	4,742	4,742
Add: 5.50% exchangeable senior debentures interest expense	4,050	4,050	4,050	3,148	—

FFO available to common stockholders and unitholders—diluted	$84,371	$80,132	$74,716	$70,590	$64,477

Weighted average common stock and units outstanding	83,233	82,196	82,094	81,999	80,550
Add: Effect of dilutive securities (excl. series C & D convert. preferred stock & 5.50% debentures)	2,842	1,847	1,373	730	191
Add: Effect of dilutive series C convertible preferred stock	3,657	3,625	3,615	3,615	3,615
Add: Effect of dilutive series D convertible preferred stock	8,215	8,215	8,215	8,215	8,215
Add: Effect of dilutive 5.50% exchangeable senior debentures	6,195	6,195	6,195	4,902	—

Weighted average common stock and units outstanding—diluted	104,142	102,078	101,492	99,461	92,571

Note: For a definition and discussion of FFO, see page 30.

Adjusted Funds From Operations (AFFO)

(unaudited and in thousands)

	Three Months Ended
	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Reconciliation of FFO to AFFO:

Funds from operations available to common stockholders and unitholders (FFO)	$73,665	$69,426	$64,010	$60,786	$57,821

Adjustments:

Non-real estate depreciation	357	305	276	283	217
Amortization of deferred financing costs	2,406	2,254	2,114	1,896	1,662
Amortization of debt discount	1,025	1,008	992	974	959
Non-cash compensation	2,188	2,273	2,185	2,130	1,520
Straight line rents	(11,099)	(11,275)	(11,669)	(11,089)	(11,308)
Above and below market rent amortization	(2,283)	(1,830)	(1,953)	(2,118)	(2,139)
Capitalized leasing compensation	(1,887)	(1,968)	(1,917)	(1,414)	(1,271)
Recurring capital expenditures and tenant improvements	(2,024)	(3,011)	(2,980)	(7,161)	(496)
Capitalized leasing commissions	(3,156)	(4,038)	(1,823)	(2,467)	(4,283)

AFFO available to common stockholders and unitholders	$59,192	$53,144	$49,235	$41,820	$42,682

Note: For a definition and discussion of AFFO, see page 30. For a reconciliation of net income available to common stockholders to FFO, see above table.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Reconciliation of Earnings before interest, taxes, depreciation and amortization (EBITDA) (1)

(unaudited and in thousands)

	Three Months Ended
	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Net income available to common stockholders	$14,744	$14,286	$12,406	$10,271	$10,295

Interest	30,902	24,451	22,559	22,495	18,937
Taxes	716	(23)	333	292	436
Depreciation and amortization	57,532	52,126	50,439	49,183	46,304

EBITDA	103,894	90,840	85,737	82,241	75,972

Noncontrolling interest	741	510	1,438	831	793
Preferred stock dividends	10,101	10,101	10,101	10,101	10,101

Adjusted EBITDA	$114,736	$101,451	$97,276	$93,173	$86,866

(1)	For the definition and discussion of EBITDA and Adjusted EBITDA, see page 30.

Financial Ratios

(unaudited and in thousands)

	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Total GAAP interest expense	$30,902	$24,451	$22,559	$22,495	$18,937
Capitalized interest	1,907	1,950	2,027	2,147	3,072
Change in accrued interest and other non-cash amounts	(10,578)	(2,486)	(4,774)	(7,947)	(611)

Cash interest expense (a)	22,231	23,915	19,812	16,695	21,398
Scheduled debt principal payments and preferred dividends	13,095	13,348	13,169	13,026	13,107

Total fixed charges (b)	$35,326	$37,263	$32,981	$29,721	$34,505

Debt service coverage ratio based on GAAP interest expense (c)	3.7x	4.1x	4.3x	4.1x	4.6x
Debt service coverage ratio based on cash interest expense (c)	5.2x	4.2x	4.9x	5.6x	4.1x
Fixed charge coverage ratio based on GAAP interest expense (d)	2.6x	2.7x	2.7x	2.6x	2.7x
Fixed charge coverage ratio based on cash interest expense (d)	3.2x	2.7x	2.9x	3.1x	2.5x
Debt to total market capitalization including debt and preferred equity (e)	29.3%	27.0%	26.5%	29.5%	29.7%
Debt plus preferred stock to total market capitalization including debt and preferred equity (f)	38.6%	37.4%	37.8%	42.9%	43.9%
Pretax income to interest expense (g)	1.8x	2.0x	2.1x	1.9x	2.1x
Net Debt to Adjusted EBITDA (h)	4.6x	4.2x	4.0x	3.9x	3.9x

(a)	Cash interest expense is interest expense less amortization of debt discount and deferred financing fees and includes interest that we capitalized. We consider cash interest expense to be a useful measure of interest as it excludes non-cash based interest expense.
(b)	For a definition of Fixed Charges, see page 6.
(c)	Adjusted EBITDA divided by interest expense.
(d)	Adjusted EBITDA divided by fixed charges. Fixed charges include interest expense as per (a) above and scheduled debt principal payments and preferred dividends.
(e)	Mortgage debt and other loans divided by mortgage debt and other loans plus the liquidation value of preferred stock and the market value of outstanding common stock and operating partnership units, assuming the redemption of operating partnership units for shares of our common stock.
(f)	Same as (e), except numerator includes preferred stock.
(g)	Calculated as income, including interest, divided by GAAP interest expense.
(h)	Calculated as total debt at balance sheet carrying value (see page 6) less unrestricted cash and cash equivalents divided by Adjusted EBITDA multiplied by four.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Net Operating Income (NOI) and Run-rate NOI

For the three months ended March 31, 2010

(unaudited and in thousands)

Rental revenues	$152,574
Tenant reimbursements	39,205
Rental property operating and maintenance	(53,242)
Property taxes	(12,721)
Insurance	(1,735)

NOI	$124,081

Actual results of properties acquired during the quarter:
Rental revenues	(9,858)
Tenant reimbursements	(3,210)
Rental property operating and maintenance	4,577
Property taxes	1,258
Insurance	38

Projected full quarter of actual results of properties acquired during the quarter:
Rental revenues	12,865
Tenant reimbursements	4,187
Rental property operating and maintenance	(5,970)
Property taxes	(1,657)
Insurance	(50)

Run-rate NOI	$126,261

Reconciliation of net income available to common stockholders to NOI

Net income available to common stockholders	$14,744
Other revenues	—
Interest expense	30,902
Depreciation and amortization	57,532
General and administrative expenses	11,352
Tax expense	716
Other expenses	2
Equity in earnings of unconsolidated joint venture	(1,978)
Interest and other income	(31)
Net income attributable to noncontrolling interest	741
Preferred stock dividends	10,101

NOI	$124,081

Note: For a definition and discussion of NOI and Run-rate NOI, see page 30.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Same Store and New Properties Consolidated Quarterly Statements of Operations

(unaudited and in thousands)

	Three Months Ended
Same store (1)	31-Mar-10	31-Dec-09	30-Sep-09	30-Jun-09	31-Mar-09
Operating Revenues:

Rental	$136,010	$132,958	$130,613	$125,380	$118,089
Tenant reimbursements	35,232	32,121	32,229	29,544	31,027
Other	—	848	113	83	18

Total operating revenues	171,242	165,927	162,955	155,007	149,134

Operating Expenses:

Rental property operating and maintenance	47,579	45,397	45,084	42,301	42,573
Property taxes	10,829	7,995	9,278	9,149	9,211
Insurance	1,531	1,577	1,479	1,488	1,456
Depreciation and amortization	52,419	51,268	50,437	49,183	46,304
General and administrative (2)	11,352	11,363	10,660	10,040	10,102
Other	2	94	404	—	285

Total operating expenses	123,712	117,694	117,342	112,161	109,931

Operating income	47,530	48,233	45,613	42,846	39,203

Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	1,978	(776)	1,091	741	1,116
Interest and other income	31	16	90	403	243
Interest expense (3)	(30,033)	(23,671)	(22,503)	(22,495)	(18,937)
Tax expense	(628)	23	(333)	(292)	(436)
Loss from early extinguishment of debt	—	—	—	—	—

Net income	$18,878	$23,825	$23,958	$21,203	$21,189

New properties (1)
Operating Revenues:

Rental	$16,564	$3,467	$265	$—	$—
Tenant reimbursements	3,973	380	7	—	—
Other	—	—	—	—	—

Total operating revenues	20,537	3,847	272	—	—

Operating Expenses:

Rental property operating and maintenance	5,663	689	194	—	—
Property taxes	1,892	354	17	—	—
Insurance	204	95	16	—	—
Depreciation and amortization	5,113	858	2	—	—
General and administrative (2)	—	—	—	—	—
Other	—	—	—	—	—

Total operating expenses	12,872	1,996	229	—	—

Operating income	7,665	1,851	43	—	—

Other Income (Expenses):
Equity in earnings of unconsolidated joint venture	—	—	—	—	—
Interest and other income	—	1	—	—	—
Interest expense (3)	(869)	(780)	(56)	—	—
Income tax expense	(88)	—	—	—	—
Loss from early extinguishment of debt	—	—	—	—	—

Net Income	$6,708	$1,072	$(13)	$—	$—

(1)	Same store properties are properties that were acquired on or before December 31, 2008 and new properties are properties acquired after December 31, 2008.
(2)	General and administrative expenses are included entirely in same store as they are not allocable to specific properties.
(3)	Interest expense on our revolving credit facility is allocated entirely to same store properties.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Same Store Operating Trend Summary

(unaudited and in thousands)

	Three Months Ended
Same store (1)	31-Mar-10	31-Dec-09	Percentage Change	31-Mar-09	Percentage Change

Rental (2)	$136,010	$132,958	2.3%	$118,089	15.2%
Tenant reimbursements	35,232	32,121	9.7%	31,027	13.6%

	171,242	165,079	3.7%	149,116	14.8%

Rental property operating and maintenance	47,579	45,397	4.8%	42,573	11.8%
Property taxes	10,829	7,995	35.4%	9,211	17.6%
Insurance	1,531	1,577	(2.9)%	1,456	5.2%

	59,939	54,969	9.0%	53,240	12.6%

Net Operating Income (3)	$111,303	$110,110	1.1%	$95,876	16.1%

Same store occupancy at end of quarter	95.0%	94.7%		95.1%

(1)	Same store properties were acquired on or before December 31, 2008.
(2)	For the periods presented, same store straight-line rent was $9,168, $11,025, and $11,308, respectively, and non-cash purchase accounting adjustments were $1,721, $1,831, and $2,139, respectively.
(3)	For a definition and discussion of Net Operating Income, see page 30.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Consolidated Debt Analysis

(unaudited, in thousands)

	Maturity Date		Principal Balance as of March 31, 2010	% of Debt	Interest Rate as of March 31, 2010	Interest Rate as of March 31, 2010 including caps and swaps
Unhedged Floating Rate Debt

Revolving credit facility	August 31, 2012	(1)	—	0.0%	—	—

			$—	0.0%
Fixed Rate Mortgage Debt and Hedged Floating Rate Debt

Secured Term Debt	November 11, 2014		143,426	6.6%	5.65%	—
3 Corporate Place	August 1, 2013	(1)	80,000	3.7%	6.72%	—
200 Paul Avenue 1-4	October 8, 2015		77,391	3.6%	5.74%	—
2045 & 2055 LaFayette Street	February 6, 2017		67,053	3.1%	5.93%	—
Mundells Roundabout	November 30, 2013		65,055	3.0%	1.75%	4.18%
600 West Seventh Street	March 15, 2016		55,190	2.5%	5.80%	—
34551 Ardenwood Boulevard 1-4	November 11, 2016		54,778	2.5%	5.95%	—
1100 Space Park Drive	December 11, 2016		54,775	2.5%	5.89%	—
1350 Duane Avenue/3080 Raymond Street	October 1, 2012		52,800	2.4%	5.42%	—
150 South First Street	February 6, 2017		52,601	2.4%	6.30%	—
114 Rue Ambroise Croizat	January 18, 2012		42,391	2.0%	1.98%	5.13%
Clonshaugh Industrial Estate II	September 4, 2014		40,599	1.9%	5.13%	7.20%
1500 Space Park Drive	October 5, 2013		41,400	1.9%	6.15%	—
2334 Lundy Place	November 11, 2016		39,838	1.8%	5.96%	—
Unit 9, Blanchardstown Corporate Park	January 18, 2012		36,445	1.7%	1.98%	5.35%
Cressex 1	October 16, 2014		27,739	1.3%	5.68%	—
6 Braham Street	April 10, 2011		19,445	0.9%	1.55%	5.84%
1201 Comstock Street	June 24, 2013	(1)	17,551	0.8%	3.75%	—
Datacenter Park — Dallas	September 15, 2012	(1)	17,000	0.8%	5.00%	—
Paul van Vlissingenstraat 16	July 18, 2013		14,304	0.6%	2.23%	5.58%
Chemin de l’Epinglier 2	July 18, 2013		10,390	0.5%	2.13%	5.57%
Gyroscoopweg 2E-2F	October 18, 2013		9,107	0.4%	2.13%	5.49%
1125 Energy Park Drive	March 1, 2032		9,166	0.4%	7.62%	—
Manchester Technopark	October 16, 2014		8,438	0.4%	5.68%	—
731 East Trade Street	July 1, 2020		5,261	0.2%	8.22%	—

			$1,042,143	47.9%

5.875% unsecured senior notes due 2020	February 1, 2020		500,000	23.1%	5.88%	—
4.125% exchangeable senior debentures due 2026	August 15, 2026		172,500	8.0%	6.75%	—
5.50% exchangeable senior debentures due 2029	April 15, 2029		266,400	12.3%	5.50%	—
Unsecured senior notes — Series A	July 24, 2011		25,000	1.2%	7.00%	—
Unsecured senior notes — Series B	November 5, 2013		33,000	1.5%	9.32%	—
Unsecured senior notes — Series C	January 6, 2016		25,000	1.2%	9.68%	—
Unsecured senior notes — Series D	January 20, 2015		50,000	2.3%	4.57%	—
Unsecured senior notes — Series E	January 20, 2017		50,000	2.3%	5.73%	—
Unsecured senior notes — Series F	February 3, 2015		17,000	0.8%	4.50%	—

Total Fixed Rate Debt including Caps and Swaps			$2,181,043	100.6%

Unamortized discount on 5.875% unsecured senior notes due 2020			(8,411)	(0.4%)

Unamortized discount on 4.125% exchangeable senior debentures due 2026			(5,641)	(0.3%)

Unamortized premium, net — 1125 Energy Park Drive, 731 East Trade Street, 1500 Space Park Drive and 1350 Duane Avenue/3080 Raymond Street mortgages			1,218	0.1%

Total Consolidated Debt			$2,168,209	100.0%

Weighted average cost of debt (including interest rate caps and swaps)						5.91%

(1)	Assumes all extensions will be exercised.

Credit Facility

(in thousands)

	Maximum Available as of March 31, 2010	Available as of March 31, 2010 (1)	Drawn as of March 31, 2010
Revolving Credit Facility	$750,000	$726,500	$—

(1)	Net of letters of credit issued.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

REVOLVING CREDIT FACILITY COMMITMENTS

(Dollar amounts in thousands)

	Lender / Issuing Bank	Committed

1	Bank of America, N.A.	$130,000

2	Citicorp North America, Inc.	85,000

3	KeyBank, N.A.	85,000

4	Credit Suisse, Cayman Islands Branch	75,000

5	The Royal Bank of Scotland PLC	70,000

6	Deutsche Bank	70,000

7	Raymond James Bank, FSB	50,000

8	Royal Bank of Canada, New York Branch	40,000

9	Morgan Stanley Bank, National Association	30,000

10	Société Générale	25,000

11	UBS Loan Finance LLC	25,000

12	Allied Irish Banks, p.l.c.	15,000

13	Chang Hwa Commercial Bank, Ltd., New York Branch	15,000

14	Mega International Commercial Bank Co., Ltd Los Angeles Branch	15,000

15	Comerica Bank	10,000

16	First Commercial Bank New York Agency	10,000

	Total Commitments - Revolving Credit Facility	$750,000

Note: The revolving credit facility has a $515.0 million sub-facility for multi-currency advances.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Debt Maturities

(unaudited, in thousands)

		Remainder of
Property		2010	2011	2012	2013	2014	Thereafter	Total
Revolving Credit Facility	(1)	$—	$—	$—	$—	$—	$—	$—
Secured Term Debt	(2)	1,898	2,700	2,836	3,026	132,966	—	143,426
Unsecured senior notes		—	25,000	—	33,000	—	142,000	200,000
3 Corporate Place	(1)	—	—	—	80,000	—	—	80,000
200 Paul Avenue 1-4		1,212	1,721	1,813	1,932	2,048	68,665	77,391
2045 & 2055 LaFayette Street		617	886	941	998	1,061	62,550	67,053
Mundells Roundabout		—	—	—	65,055	—	—	65,055
600 West Seventh Street		1,033	1,448	1,535	1,626	1,723	47,825	55,190
34551 Ardenwood Boulevard 1-4		472	679	711	765	812	51,339	54,778
1100 Space Park Drive		478	687	720	774	821	51,295	54,775
1350 Duane Avenue/3080 Raymond Street		—	—	52,800	—	—	—	52,800
150 South First Street		437	635	677	722	771	49,359	52,601
114 Rue Ambroise Croizat		499	666	41,226	—	—	—	42,391
Clonshaugh Industrial Estate II		—	—	—	—	40,599	—	40,599
1500 Space Park Drive		1,459	2,067	2,192	35,682	—	—	41,400
2334 Lundy Place		342	493	517	556	590	37,340	39,838
Unit 9, Blanchardstown Corporate Park		429	572	35,444	—	—	—	36,445
Cressex 1		—	466	466	466	26,341	—	27,739
6 Braham Street		456	18,989	—	—	—	—	19,445
1201 Comstock Street	(1)	576	812	16,163	—	—	—	17,551
Datacenter Park – Dallas	(1)	850	808	15,342	—	—	—	17,000
Paul van Vlissingenstraat 16		171	227	227	13,679	—	—	14,304
Chemin de l’Epinglier 2		123	164	164	9,939	—	—	10,390
Gyroscoopweg 2E-2F		108	144	144	8,711	—	—	9,107
1125 Energy Park Drive		106	154	165	180	194	8,367	9,166
Manchester Technopark		—	142	142	142	8,012	—	8,438
731 East Trade Street		181	274	297	323	350	3,836	5,261
5.875% unsecured senior notes due 2020		—	—	—	—	—	500,000	500,000
4.125% exchangeable senior debentures due 2026	(3)	—	172,500	—	—	—	—	172,500
5.50% exchangeable senior debentures due 2029	(4)	—	—	—	—	266,400	—	266,400

Total		$11,447	$232,234	$174,522	$257,576	$482,688	$1,022,576	$2,181,043

Weighted Average Term to Initial Maturity	(3)(4)		5.5 Years
Weighted Average Term to Initial Maturity (assuming exercise of extension options)	(3)(4)		5.6 Years

(1)	Assumes all extensions will be exercised.
(2)	This amount represents six mortgage loans secured by our interests in 36 NE 2nd Street, 3300 East Birch Street, 100 & 200 Quannapowitt Parkway, 300 Boulevard East, 4849 Alpha Road, and 11830 Webb Chapel Road. Each of these loans is cross-collateralized by the six properties.
(3)	Assumes maturity of 4.125% exchangeable senior debentures due 2026 at first redemption date in August 2011.
(4)	Assumes maturity of 5.50% exchangeable senior debentures due 2029 at first redemption date in April 2014.

Note: Total excludes $1,218 of loan premiums, net and ($8,411) and ($5,641) of debt discount on 5.875% unsecured senior notes due 2020 and 4.125% exchangeable senior debentures due 2026, respectively.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Debt Analysis & Covenant Compliance

(unaudited)

Debt Covenant Ratios (1):	As of March 31, 2010
	5.875% Notes due 2020		Revolving Credit Facility (2)
	Required	Actual	Required	Actual

Total Outstanding Debt / Total Assets (3)	Less than 60%	40%	Less than 65%(4)	38%

Secured Debt / Total Assets (5)	Less than 40%	19%	Less than 60%	18%

Total Unencumbered Assets / Unsecured Debt	Greater than 150%	306%		N/A

Consolidated EBITDA / Interest Expense (6)	Greater than 1.50x	3.3 x		N/A

Fixed Charge Coverage Ratio		N/A	Greater than 1.40x	2.1 x

Unsecured Debt / Total Unencumbered Asset Value (7)		N/A	Less than 70%	41%

Unencumbered Assets Debt Service Coverage Ratio		N/A	Greater than 1.50x	3.2 x

(1)	For a definition of the capitalized terms used in the table above and related footnotes, please refer to the Indenture, which governs the 5.875% Notes due 2020, and the Revolving Credit Agreement, as amended, both of which are filed as exhibits to our reports filed with the Securities and Exchange Commission.
(2)	Under the Revolving Credit Agreement, no rent leveling adjustments are included in the calculation of Adjusted EBITDA or Adjusted Net Operating Income.
(3)	This ratio is referred to as the Leverage Ratio, defined as Consolidated Debt / Total Asset Value, under the Revolving Credit Facility. Under the 5.875% Notes due 2020, Total Assets is calculated using Consolidated EBITDA capped at 9.0%. Under the Revolving Credit Facility, Adjusted Net Operating Income is capped at 8.25% for Data Center Assets and 7.5% for all other Assets.
(4)	A one-time right exists to maintain Consolidated Debt to Total Asset Value greater than 65.0% but less than 70.0% for up to two consecutive fiscal quarters.
(5)	This ratio is referred to as the Secured Debt Leverage Ratio, defined as Consolidated Secured Debt / Total Asset Value, under the Revolving Credit Facility.
(6)	Calculated as annualized Consolidated EBITDA to annualized Interest Expense (including capitalized interest and debt discounts).
(7)	Assets must satisfy certain conditions to qualify for inclusion in the Unencumbered Asset pool under the Revolving Credit Facility.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Portfolio Summary

As of March 31, 2010

	3/31/2010	12/31/2009
Number of Properties:
Domestic	70	67
International	14	14

	84 (1)	81 (1)

Number of Buildings:
Domestic	100	96
International	18	18

	118	114

Number of Markets:
Domestic	20	20
International	7	7

	27	27

Net Rentable Square Feet:
Domestic	11,992,658	11,363,578
International	1,219,334	1,210,056

	13,211,992	12,573,634

Redevelopment Square Feet:
Domestic	1,644,246	1,590,756
International	184,352	193,630

	1,828,598	1,784,386

Portfolio Occupancy (2)	95.2%	95.0%

Same Store Pool Occupancy (2)	95.0%	94.7%

Average Original Lease Term (years)	13.9	13.9

Average Remaining Lease Term (years)	7.2	7.3

(1)	Excludes one property held as an investment in an unconsolidated joint venture.
(2)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Properties Acquired

For the three months ended March 31, 2010

Property	Metropolitan Area	Date Acquired	Purchase Price (in millions)	Net Rentable Square Footage of Property	Total Square Footage Held for Redevelopment	Percentage of Total Rentable Square Footage of Property Occupied (1)
New England Portfolio (2)	Boston/New York Metro	Jan-10	$375.0	550,290	—	98.0%

(1)	Occupancy percentages are calculated net of square footage held for redevelopment.
(2)	The New England Portfolio consists of 55 Middlesex Turnpike, Bedford, Massachusetts and a 100% condominium interest that represents 87.5% of the square footage of 128 First Avenue, Needham, Massachusetts, both located in the Boston metropolitan area, as well as 60-80 Merritt Boulevard, Trumbull, Connecticut, located in the New York Metro area. The New England Portfolio is considered three properties for our property count.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Occupancy Analysis

As of March 31, 2010

(Dollar amounts in thousands)

							Occupancy (2)				Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property		Acquisition date	Metropolitan Area	Net Rentable Square Feet	Redevelopment Space	Annualized Rent ($000) (1)	As of 3/31/10	As of 12/31/09	As of 09/30/09	As of 06/30/09	Property Type	Total Portfolio	Property Type	Total Portfolio

Internet Gateway Datacenters

350 East Cermak Road		May-05	Chicago	1,122,749	10,990	56,625	94.1%	92.3%	95.9%	90.6%	28.6%	8.4%	28.6%	10.2%
200 Paul Avenue 1-4		Nov-04	San Francisco	436,299	91,381	24,484	99.7%	99.9%	99.9%	99.9%	11.1	3.2	12.4	4.4
120 E. Van Buren Street		Jul-06	Phoenix	254,497	33,017	21,894	97.5%	97.7%	94.0%	91.7%	6.5	1.9	11.1	3.9
111 Eighth Avenue	(3)	Mar-07	New York Metro	116,843	—	17,801	95.6%	100.0%	100.0%	100.0%	3.0	0.9	9.0	3.2
600 West Seventh Street		May-04	Los Angeles	482,089	7,633	17,608	95.2%	95.3%	94.4%	94.1%	12.3	3.6	8.9	3.2
114 Rue Ambroise Croizat		Dec-06	Paris, France	300,622	51,524	15,572	90.5%	90.1%	95.7%	99.3%	7.7	2.3	7.9	2.8
2323 Bryan Street		Jan-02	Dallas	457,217	19,890	14,396	75.1%	76.7%	78.3%	76.4%	11.7	3.5	7.3	2.6
1100 Space Park Drive		Nov-04	Silicon Valley	165,297	—	7,764	100.0%	100.0%	100.0%	100.0%	4.2	1.3	3.9	1.4
36 NE 2nd Street		Jan-02	Miami	162,140	—	5,314	95.9%	95.9%	95.9%	95.9%	4.1	1.2	2.7	1.0
600-780 S. Federal		Sep-05	Chicago	161,547	—	4,865	66.3%	69.4%	69.4%	69.4%	4.1	1.2	2.5	0.9
6 Braham Street		Jul-02	London, England	63,233	—	4,329	100.0%	100.0%	100.0%	100.0%	1.6	0.5	2.2	0.8
900 Walnut Street		Aug-07	St Louis	112,266	—	3,875	97.3%	97.3%	92.9%	97.3%	2.9	0.8	2.0	0.7
125 North Myers		Aug-05	Charlotte	25,402	—	1,276	100.0%	100.0%	100.0%	100.0%	0.7	0.2	0.6	0.2
731 East Trade Street		Aug-05	Charlotte	40,879	—	1,200	100.0%	100.0%	100.0%	100.0%	1.0	0.3	0.6	0.2
113 North Myers		Aug-05	Charlotte	20,086	9,132	683	100.0%	100.0%	100.0%	100.0%	0.5	0.2	0.3	0.1

				3,921,166	223,567	197,686	92.1%	92.1%	93.2%	91.7%	100.0%	29.5%	100.0%	35.6%

Corporate Datacenters

128 First Avenue CDO		Jan-10	Boston	274,750	—	18,754	95.7%	N/A	N/A	N/A	3.4%	2.1%	5.7%	3.4%
43881 Devon Shafron Drive		Mar-07	Northern Virginia	180,000	—	17,699	98.5%	98.5%	98.5%	99.0%	2.2%	1.4%	5.3%	3.2%
3 Corporate Place		Dec-05	New York Metro	276,931	—	15,664	95.9%	95.9%	95.6%	93.7%	3.4	2.1	4.7	2.8
300 Boulevard East		Nov-02	New York Metro	311,950	—	14,216	100.0%	100.0%	100.0%	100.0%	3.8	2.4	4.3	2.6
2440 Marsh Lane		Jan-03	Dallas	135,250	—	14,146	100.0%	80.7%	77.6%	77.6%	1.7	1.0	4.3	2.6
60 & 80 Merritt Boulevard		Jan-10	New York Metro	169,540	—	11,932	100.0%	N/A	N/A	N/A	2.1	1.3	3.6	2.2
833 Chestnut Street		Mar-05	Philadelphia	588,770	65,988	11,521	86.0%	86.4%	86.4%	89.5%	7.3	4.5	3.5	2.1
43791 Devon Shafron Drive		Mar-07	Northern Virginia	132,806	2,194	10,045	100.0%	100.0%	100.0%	100.0%	1.6	1.0	3.0	1.8
55 Middlesex Turnpike		Jan-10	Boston	106,000	—	9,937	87.9%	N/A	N/A	N/A	1.3	0.8	3.0	1.8
3011 Lafayette Street		Jan-07	Silicon Valley	90,780	—	9,657	100.0%	100.0%	100.0%	100.0%	1.1	0.7	2.9	1.7
1350 Duane & 3080 Raymond		Oct-09	Silicon Valley	185,000	—	9,438	100.0%	100.0%	NA	NA	2.3	1.4	2.8	1.7
Unit 9, Blanchardstown Corporate Park		Dec-06	Dublin, Ireland	120,000	—	8,951	98.8%	86.2%	86.2%	86.2%	1.5	0.9	2.7	1.6
Clonshaugh Industrial Estate II		Feb-06	Dublin, Ireland	124,500	—	8,694	100.0%	100.0%	100.0%	100.0%	1.5	0.9	2.6	1.6
1500 Space Park Drive		Sep-07	Silicon Valley	51,615	—	8,534	100.0%	100.0%	100.0%	100.0%	0.6	0.4	2.6	1.5
1525 Comstock Street		Sep-09	Silicon Valley	42,385	—	8,429	100.0%	100.0%	99.2%	98.3%	0.5	0.3	2.5	1.5
4025 Midway Road		Jan-06	Dallas	87,964	12,626	8,404	99.8%	99.8%	99.8%	99.8%	1.1	0.7	2.5	1.5
2055 East Technology Circle		Oct-06	Phoenix	76,350	—	7,767	100.0%	100.0%	100.0%	100.0%	0.9	0.6	2.3	1.4
Mundells Roundabout		Apr-07	London, England	113,464	—	7,089	100.0%	100.0%	100.0%	100.0%	1.4	0.9	2.1	1.3
150 South First Street		Sep-04	Silicon Valley	179,761	—	6,738	100.0%	100.0%	99.5%	100.0%	2.2	1.4	2.0	1.2
2045 & 2055 LaFayette Street		May-04	Silicon Valley	300,000	—	6,660	100.0%	100.0%	100.0%	100.0%	3.7	2.3	2.0	1.2
Cressex 1		Dec-07	London, England	50,847	—	6,496	100.0%	90.6%	90.6%	90.6%	0.6	0.4	2.0	1.2
11830 Webb Chapel Road		Aug-04	Dallas	365,647	—	6,049	96.6%	96.6%	95.0%	95.0%	4.5	2.8	1.8	1.1
3 St. Anne’s Boulevard		Dec-07	London, England	29,168	67,216	5,764	100.0%	100.0%	0.0%	0.0%	0.4	0.2	1.7	1.0
14901 FAA Boulevard		Jun-06	Dallas	263,700	—	4,700	100.0%	100.0%	100.0%	100.0%	3.2	2.0	1.4	0.8
2334 Lundy Place		Dec-02	Silicon Valley	130,752	—	4,600	100.0%	100.0%	100.0%	100.0%	1.6	1.0	1.4	0.8
375 Riverside Parkway		Jun-03	Atlanta	220,016	30,175	4,502	100.0%	100.0%	100.0%	100.0%	2.7	1.7	1.4	0.8
1201 Comstock Street		Jun-08	Silicon Valley	24,000	—	4,323	100.0%	100.0%	100.0%	100.0%	0.3	0.2	1.3	0.8
45901 & 45845 Nokes Blvd		Dec-09	Northern Virginia	167,160	—	4,288	100.0%	100.0%	NA	NA	2.1	1.3	1.3	0.8
44470 Chilum Place		Feb-07	Northern Virginia	95,440	—	4,103	100.0%	100.0%	100.0%	100.0%	1.2	0.7	1.2	0.7
12001 North Freeway		Apr-06	Houston	280,483	20,222	3,900	75.4%	75.4%	75.4%	75.4%	3.5	2.1	1.2	0.7
43915 Devin Shafron Drive		May-09	Northern Virginia	29,043	103,237	3,510	100.0%	N/A	N/A	N/A	0.4	0.2	1.1	0.6
2401 Walsh Street		Jun-05	Silicon Valley	167,932	—	3,509	100.0%	100.0%	100.0%	100.0%	2.1	1.3	1.1	0.6
115 Second Avenue		Oct-05	Boston	66,730	—	3,437	100.0%	100.0%	100.0%	100.0%	0.8	0.5	1.0	0.6
8534 Concord Center Drive		Jun-05	Denver	85,660	—	3,362	100.0%	100.0%	100.0%	100.0%	1.1	0.6	1.0	0.6
365 S. Randolphville Road		Feb-08	New York Metro	56,000	208,792	3,212	34.6%	50.6%	100.0%	0.0%	0.7	0.4	1.0	0.6
4849 Alpha Road		Apr-04	Dallas	125,538	—	2,856	100.0%	100.0%	100.0%	100.0%	1.5	1.0	0.9	0.5
21110 Ridgetop Circle		Jan-07	Northern Virginia	135,513	—	2,739	100.0%	100.0%	100.0%	100.0%	1.7	1.0	0.8	0.5
21561 & 21571 Beaumeade Cir		Dec-09	Northern Virginia	164,453	—	2,682	100.0%	100.0%	NA	NA	2.0	1.2	0.8	0.5
1807 Michael Faraday Court		Oct-06	Northern Virginia	19,237	—	2,610	100.0%	97.1%	97.1%	84.1%	0.2	0.1	0.8	0.5
Naritaweg 52		Dec-07	Amsterdam, Netherlands	63,260	—	2,592	100.0%	100.0%	100.0%	100.0%	0.8	0.5	0.8	0.5

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Occupancy Analysis

As of March 31, 2010

(Dollar amounts in thousands)

							Occupancy (2)				Net Rentable Square Feet as a % of		Annualized Rent as a % of
Property	Acquisition date	Metropolitan Area	Net Rentable Square Feet		Redevelopment Space	Annualized Rent ($000) (1)	As of 3/31/10	As of 12/31/09	As of 09/30/09	As of 06/30/09	Property Type	Total Portfolio	Property Type	Total Portfolio
200 North Nash Street	Jun-05	Los Angeles	113,606		—	2,374	100.0%	100.0%	100.0%	100.0%	1.4	0.9	0.7	0.4
210 N Tucker Boulevard	Aug-07	St Louis	139,588		62,000	2,337	78.4%	78.4%	78.4%	78.4%	1.7	1.1	0.7	0.4
2403 Walsh Street	Jun-05	Silicon Valley	103,940		—	2,172	100.0%	100.0%	100.0%	100.0%	1.3	0.8	0.7	0.4
Paul van Vlissingenstraat 16	Aug-05	Amsterdam, Netherlands	77,472		35,000	2,132	58.8%	58.8%	58.8%	58.8%	1.0	0.6	0.6	0.4
Manchester Technopark, Plot C1	Jun-08	Manchester, England	38,016		—	1,928	100.0%	100.0%	100.0%	100.0%	0.5	0.3	0.6	0.3
4700 Old Ironsides Drive	Jun-05	Silicon Valley	90,139		—	1,884	100.0%	100.0%	100.0%	100.0%	1.1	0.7	0.6	0.3
4650 Old Ironsides Drive	Jun-05	Silicon Valley	84,383		—	1,763	100.0%	100.0%	100.0%	100.0%	1.0	0.6	0.5	0.3
7505 Mason King Court	Nov-08	Northern Virginia	109,650		—	1,735	100.0%	100.0%	100.0%	100.0%	1.3	0.8	0.5	0.3
444 Toyama Drive	Sep-09	Silicon Valley	42,083		—	1,725	100.0%	100.0%	100.0%	NA	0.5	0.3	0.5	0.3
3015 Winona Avenue	Dec-04	Los Angeles	82,911		—	1,640	100.0%	100.0%	100.0%	100.0%	1.0	0.6	0.5	0.3
Chemin de l’Epinglier 2	Nov-05	Geneva, Switzerland	59,190		—	1,616	100.0%	100.0%	100.0%	100.0%	0.7	0.4	0.5	0.3
3065 Gold Camp Drive	Oct-04	Sacramento	62,957		—	1,555	100.0%	100.0%	100.0%	100.0%	0.8	0.5	0.5	0.3
251 Exchange Place	Nov-05	Northern Virginia	70,982		—	1,547	100.0%	100.0%	100.0%	100.0%	0.9	0.5	0.5	0.3
6800 Millcreek Drive	Apr-06	Toronto, Canada	83,758		—	1,530	100.0%	100.0%	100.0%	100.0%	1.0	0.6	0.5	0.3
3300 East Birch Street	Aug-03	Los Angeles	68,807		—	1,458	100.0%	100.0%	100.0%	100.0%	0.8	0.5	0.4	0.3
43831 Devon Shafron Drive	Mar-07	Northern Virginia	117,071		—	1,439	100.0%	100.0%	100.0%	100.0%	1.4	0.9	0.4	0.3
1125 Energy Park Drive	Mar-05	Minneapolis/St. Paul	112,827		—	1,437	100.0%	100.0%	100.0%	100.0%	1.4	0.9	0.4	0.3
Clonshaugh Industrial Estate	Feb-06	Dublin, Ireland	20,000		—	1,419	100.0%	100.0%	100.0%	100.0%	0.2	0.2	0.5	0.3
101 Aquila Way	Apr-06	Atlanta	313,581		—	1,411	100.0%	100.0%	100.0%	100.0%	3.9	2.4	0.4	0.3
Gyroscoopweg 2E-2F	Jul-06	Amsterdam, Netherlands	55,585		—	1,190	100.0%	100.0%	100.0%	100.0%	0.7	0.4	0.4	0.2
8100 Boone Boulevard	Oct-06	Northern Virginia	17,015		—	917	100.0%	100.0%	100.0%	100.0%	0.2	0.1	0.3	0.2
600 Winter Street	Sep-06	Boston	30,400		—	810	100.0%	100.0%	100.0%	100.0%	0.4	0.2	0.2	0.1
2300 NW 89th Place	Sep-06	Miami	64,174		—	616	100.0%	100.0%	100.0%	100.0%	0.8	0.5	0.2	0.1
1232 Alma Road	Sep-09	Dallas	17,609		88,117	615	100.0%	0.0%	0.0%	0.0%	0.2	0.1	0.2	0.1
7620 Metro Center Drive	Dec-05	Austin	45,000		—	605	100.0%	100.0%	100.0%	100.0%	0.6	0.3	0.2	0.1
1 St. Anne’s Boulevard	Dec-07	London, England	20,219		—	251	100.0%	100.0%	100.0%	100.0%	0.2	0.2	0.1	—
7500 Metro Center Drive	Dec-05	Austin	—		74,962	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—
900 Quality Way	Sep-09	Dallas	—		112,253	—	0.0%	0.0%	0.0%	N/A	—	—	—	—
1400 N Bowser Way	Sep-09	Dallas	—		246,940	—	0.0%	0.0%	0.0%	N/A	—	—	—	—
1301 International Parkway	Sep-09	Dallas	—		20,500	—	0.0%	0.0%	0.0%	N/A	—	—	—	—
904 Quality Way	Sep-09	Dallas	—		46,750	—	0.0%	0.0%	0.0%	N/A	—	—	—	—
905 Quality Way	Sep-09	Dallas	—		249,657	—	0.0%	0.0%	0.0%	N/A	—	—	—	—
650 Randolph Road	Jun-08	New York Metro	—		127,790	—	0.0%	0.0%	0.0%	0.0%	—	—	—	—

			8,129,358		1,574,419	331,615	96.3%	95.9%	95.7%	95.8%	100.0%	61.7%	100.0%	59.8%

Technology Manufacturing

34551 Ardenwood Boulevard 1-4	Jan-03	Silicon Valley	307,657		—	8,874	100.0%	100.0%	100.0%	100.0%	50.9%	2.3%	56.8%	1.6%
47700 Kato Road & 1055 Page Avenue	Sep-03	Silicon Valley	183,050		—	3,908	100.0%	100.0%	100.0%	100.0%	30.3	1.4	25.0	0.7
2010 East Centennial Circle	May-03	Phoenix	113,405		—	2,852	100.0%	100.0%	100.0%	100.0%	18.8	0.9	18.2	0.5
2 St. Anne’s Boulevard	Dec-07	London, England	—		30,612	—	0.0%	0.0%	100.0%	100.0%	—	—	—	—

			604,112		30,612	15,634	100.0%	100.0%	100.0%	100.0%	100.0%	4.6%	100.0%	2.8%

Technology Office

100 & 200 Quannapowitt Parkway	Jun-04	Boston	386,956		—	7,222	94.9%	94.9%	94.9%	94.9%	69.4%	2.9%	73.2%	1.3%
1 Savvis Parkway	Aug-07	St Louis	156,000		—	2,644	100.0%	100.0%	100.0%	100.0%	28.0	1.2	26.8	0.5
908 Quality Way	Sep-09	Dallas	14,400		—	—	100.0%	0.0%	0.0%	N/A	2.6	0.1	—	—

			557,356		—	9,866	96.4%	97.0%	97.0%	97.0%	100.0%	4.2%	100.0%	1.8%

Portfolio Total/Weighted Average			13,211,992	(4)	1,828,598	$554,801	95.2%	95.0%	95.2%	94.8%	100.0%	100.0%	100.0%	100.0%

(1)	Annualized rent represents the monthly contractual rent under existing leases as of March 31, 2010 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Occupancy excludes space held for redevelopment. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Includes approximately 33,700 rentable square feet from a leasehold interest acquisition.
(4)	Net rentable square feet excludes 400,369 rentable square feet of space in a joint venture located at 2001 Sixth Avenue in Seattle, WA, which was 96.0% occupied as of March 31, 2010.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Major Tenants

As of March 31, 2010

(Dollar amounts in thousands)

	Tenant	Number of Locations	Total Occupied Square Feet (1)	Percentage of Net Rentable Square Feet	Annualized Rent (2)	Percentage of Annualized Rent	Weighted Average Remaining Lease Term in Months

1	Savvis Communications	18	1,888,628	14.3%	$51,990	9.4%	109

2	Equinix Operating Company, Inc. (3)	4	607,401	4.6%	$24,767	4.5%	92

3	Qwest Communications International, Inc.	15	637,712	4.8%	$20,577	3.7%	78

4	Facebook, Inc.	3	134,999	1.0%	$18,136	3.3%	86

5	NTT Communications Company	5	307,887	2.3%	$18,114	3.3%	62

6	Morgan Stanley	3	121,494	0.9%	$17,199	3.1%	49

7	TelX Group, Inc.	10	126,130	1.0%	$16,328	2.9%	200

8	AT & T	14	553,828	4.2%	$14,693	2.6%	103

9	JPMorgan Chase & Co.	3	149,935	1.1%	$14,593	2.6%	117

10	Level 3 Communications, LLC (4)	21	326,585	2.5%	$11,631	2.1%	105

11	Microsoft Corporation	3	329,254	2.5%	$9,817	1.8%	65

12	Yahoo! Inc.	2	110,847	0.8%	$9,763	1.8%	91

13	TATA Communications (UK)	2	105,366	0.8%	$9,650	1.7%	96

14	BT Americas, Inc.	3	47,286	0.4%	$9,101	1.6%	93

15	T-Systems North America, Inc.	3	82,610	0.6%	$9,047	1.6%	45

16	Pfizer, Inc.	1	76,487	0.6%	$8,983	1.6%	93

17	Sprint Communications Co., LP	6	173,319	1.3%	$8,891	1.6%	54

18	eircom Limited	1	124,500	0.9%	$8,694	1.6%	112

19	Carpathia Hosting	3	51,784	0.4%	$7,924	1.4%	86

20	Comverse Technology, Inc.	1	367,033	2.8%	$7,222	1.3%	10

	Total/Weighted Average		6,323,085	47.8%	$297,120	53.5%	90

(1)	Occupied square footage is defined as leases that have commenced on or before March 31, 2010. For some of our properties, we calculate occupancy based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(2)	Annualized rent represents the monthly contractual rent under existing leases as of March 31, 2010 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Equinix Operating Company, Inc. announced its intention to acquire Switch & Data Facilities Company, Inc. on October 20, 2009. The pending acquisition is expected to close sometime in the second quarter of 2010. On a pro forma basis, total occupied square feet and annualized rent would be 706,154 and $28,236, respectively.
(4)	Level 3 Communications includes Wiltel Communications & Broadwing Communications.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Lease Expirations and Lease Distribution

Lease Expirations

As of March 31, 2010

(Amounts in thousands, except for lease and square foot data)

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		631,253	4.8%	—	0.0%
2010	138	383,002	2.9%	$20,782	3.7%	$54.26	$54.37	$20,825
2011	111	1,197,673	9.1%	31,558	5.7%	26.35	26.77	32,056
2012	119	184,826	1.4%	16,701	3.0%	90.36	95.13	17,583
2013	91	1,003,590	7.6%	50,403	9.1%	50.22	53.96	54,152
2014	122	1,147,180	8.7%	63,851	11.5%	55.66	60.35	69,235
2015	92	2,017,441	15.3%	72,737	13.1%	36.05	39.15	78,981
2016	61	1,030,678	7.8%	38,049	6.9%	36.92	42.62	43,927
2017	42	735,239	5.6%	29,971	5.4%	40.76	49.05	36,066
2018	57	685,093	5.2%	35,025	6.3%	51.12	63.11	43,238
2019	59	1,470,444	11.1%	84,257	15.2%	57.30	67.24	98,866
Thereafter	151	2,725,573	20.5%	111,467	20.1%	40.90	55.42	151,063

Portfolio Total / Weighted Average	1,043	13,211,992	100.0%	$554,801	100.0%	$44.10	$51.35	$645,992

Lease Distribution

As of March 31, 2010

(Amounts in thousands, except for lease and square foot data)

Square Feet Under Lease	Number of Leases (1)	Percentage of All Leases	Total Net Rentable Square Feet (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent

Available			631,253	4.8%	—	—
2,500 or less	610	58.4%	314,170	2.4%	$42,891	7.7%
2,501 - 10,000	204	19.6%	1,192,281	9.0%	83,702	15.1%
10,001 - 20,000	84	8.1%	1,494,061	11.3%	87,093	15.7%
20,001 - 40,000	64	6.1%	1,898,005	14.4%	108,759	19.6%
40,001 - 100,000	51	4.9%	3,295,988	24.9%	123,340	22.3%
Greater than 100,000	30	2.9%	4,386,234	33.2%	109,015	19.6%

Portfolio Total	1,043	100.0%	13,211,992	100.0%	$554,800	100.0%

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual rent under existing leases as of March 31, 2010 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Lease Expirations - By Property Type

As of March 31, 2010

(Amounts in thousands, except for lease and square foot data)

CORPORATE DATACENTERS

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		302,916	2.3%	—	0.0%
2010	65	239,973	1.8%	$6,856	1.2%	$28.57	$28.72	$6,892
2011	44	452,286	3.4%	7,310	1.3%	16.16	16.46	7,443
2012	53	60,279	0.5%	3,492	0.6%	57.93	59.77	3,603
2013	45	613,658	4.6%	31,801	5.7%	51.82	55.29	33,927
2014	51	732,335	5.5%	40,651	7.3%	55.51	62.66	45,886
2015	37	802,360	6.1%	29,910	5.4%	37.28	39.42	31,631
2016	32	737,843	5.6%	24,218	4.4%	32.82	37.53	27,694
2017	16	307,586	2.3%	19,133	3.5%	62.20	76.46	23,517
2018	39	496,386	3.8%	23,831	4.3%	48.01	58.22	28,901
2019	47	1,327,474	10.0%	74,156	13.4%	55.86	65.60	87,082
Thereafter	86	2,056,262	15.6%	70,257	12.7%	34.17	44.87	92,256

Portfolio Total / Weighted Average	515	8,129,358	61.5%	$331,615	59.8%	$42.37	$49.68	$388,832

INTERNET GATEWAY DATACENTERS

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		308,414	2.3%	—	0.0%
2010	72	143,029	1.1%	$13,865	2.5%	$96.94	$96.99	$13,872
2011	61	163,304	1.2%	12,681	2.3%	77.65	79.17	12,928
2012	66	124,547	0.9%	13,209	2.4%	106.06	112.25	13,980
2013	41	245,661	1.9%	16,265	2.9%	66.21	72.25	17,749
2014	71	414,845	3.1%	23,200	4.2%	55.92	56.28	23,349
2015	51	1,083,695	8.2%	36,815	6.6%	33.97	37.93	41,108
2016	28	292,835	2.2%	13,805	2.5%	47.14	55.35	16,207
2017	24	158,248	1.2%	5,342	1.0%	33.76	39.89	6,313
2018	18	188,707	1.4%	11,194	2.0%	59.32	75.97	14,337
2019	12	142,970	1.1%	10,101	1.8%	70.65	82.42	11,784
Thereafter	61	654,911	5.0%	41,210	7.4%	62.92	89.79	58,807

Portfolio Total / Weighted Average	505	3,921,166	29.6%	$197,687	35.6%	$54.72	$63.78	$230,434

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual rent under existing leases as of March 31, 2010 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Lease Expirations - By Property Type

As of March 31, 2010

(Amounts in thousands, except for lease and square foot data)

TECHNOLOGY MANUFACTURING

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		—	0.0%	—	0.0%
2010	1	—	0.0%	$61	0.0%	$—	$—	$61
2011	2	215,050	1.6%	4,345	0.8%	20.20	20.75	4,463
2012	—	—	0.0%	—	0.0%	—	—	—
2013	5	144,271	1.1%	2,337	0.4%	16.20	17.16	2,476
2014	—	—	0.0%	—	0.0%	—	—	—
2015	4	131,386	1.0%	6,012	1.1%	45.76	47.51	6,242
2016	1	—	0.0%	26	0.0%	—	—	26
2017	1	113,405	0.9%	2,852	0.5%	25.15	28.16	3,194
2018	—	—	0.0%	—	0.0%	—	—	—
2019	—	—	0.0%	—	0.0%	—	—	—
Thereafter	—	—	0.0%	—	0.0%	—	—	—

Portfolio Total / Weighted Average	14	604,112	4.6%	$15,633	2.8%	$25.88	$27.25	$16,462

TECHNOLOGY OFFICE

Year	Number of Leases Expiring (1)	Square Footage of Expiring Leases (2)	Percentage of Net Rentable Square Feet (2)	Annualized Rent (3)	Percentage of Annualized Rent	Annualized Rent Per Occupied Square Foot	Annualized Rent Per Occupied Square Foot at Expiration	Annualized Rent at Expiration

Available		19,923	0.2%	—	0.0%
2010	—	—	0.0%	$—	0.0%	$—	$—	$—
2011	4	367,033	2.8%	7,222	1.3%	19.68	19.68	7,222
2012	—	—	0.0%	—	0.0%	—	—	—
2013	—	—	0.0%	—	0.0%	—	—	—
2014	—	—	0.0%	—	0.0%	—	—	—
2015	—	—	0.0%	—	0.0%	—	—	—
2016	—	—	0.0%	—	0.0%	—	—	—
2017	1	156,000	1.2%	2,644	0.5%	16.95	19.50	3,042
2018	—	—	0.0%	—	0.0%	—	—	—
2019	—	—	0.0%	—	0.0%	—	—	—
Thereafter	4	14,400	0.1%	—	0.0%	—	—	—

Portfolio Total / Weighted Average	9	557,356	4.3%	$9,866	1.8%	$18.36	$19.10	$10,264

(1)	Includes license and similar agreements that upon expiration will be automatically renewed, mostly on a month-to-month basis. Number of leases represents the leased-unit count; a lease could include multiple units.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Annualized rent represents the monthly contractual rent under existing leases as of March 31, 2010 multiplied by 12. We estimate the total net rentable square feet available for lease based on a number of factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Leasing Activity

As of March 31, 2010

	For the Three Months Ended March 31, 2010 (4)	% Leased (4)

Occupied Square Feet as of December 31, 2009 (1)	11,938,977	90.3%

1Q 2010 Acquisitions:
128 First Avenue	262,841	2.0%
55 Middlesex Turnpike	93,194	0.7%
60-80 Merritt Boulevard	169,540	1.3%

Occupied Square Feet including 1Q 2010 Acquisitions (1)	12,464,552	94.3%
Expirations, Terminations and Reductions	(12,334)	(0.1)%
New Leases and Expansions	115,883	0.9%
Remeasurements (2)	12,638	0.1%

Occupied Square Feet as of March 31, 2010 (1)	12,580,739	95.2%

GAAP Rent Growth (3)
Expiring Rent per Square Foot		$112.73
New Rent per Square Foot		$132.47
Percentage Increase		17.5%

Weighted Average Lease Term - New (in months)		87

(1)	Occupancy excludes space held for redevelopment.
(2)	Represents remeasuring of building and/or specific areas to Building Owners and Managers Association (BOMA) standards.
(3)	Represents estimated cash rent growth adjusted for straight-line rents in accordance with GAAP.
(4)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Tenant Improvements and Leasing Commissions

	Three Months Ended				Full Year
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	2009
Renewals (1)

Number of renewals	15	24	28	19	84
Square Feet (2)	100,167	244,005	453,840	308,205	1,169,266
Tenant improvement costs per square foot (3)	$1.25	$—	$2.66	$0.17	$1.10
Leasing commission costs per square foot (3)	$5.82	$2.84	$7.35	$10.26	$6.99

Total renewal lease costs per square foot	$7.07	$2.84	$10.01	$10.43	$8.09

New Leases (4)

Number of non-redevelopment leases	12	10	8	17	47
Non-Redevelopment square feet (2)	9,235	39,486	2,289	35,875	199,576
Non-Redevelopment tenant improvement costs per square foot (3)	$5.41	$4.59	$28.40	$12.97	$3.91
Non-Redevelopment leasing commission costs per square foot (3)	$9.41	$4.96	$11.55	$12.42	$5.05
Number of redevelopment leases	8	13	17	10	56
Redevelopment square feet (2)	106,648	51,458	98,229	79,255	557,480
Redevelopment tenant improvement costs per square foot (3) (5)	$6.43	$—	$5.09	$14.89	$3.81
Redevelopment leasing commission costs per square foot (3)	$13.77	$20.29	$12.74	$20.67	$14.36

Total Number of Leases	20	23	25	27	103
Total Square Feet (2)	115,883	90,944	100,518	115,130	757,056
Total new lease costs per square foot	$19.78	$15.63	$18.33	$32.39	$15.74

Total (6)

Number of leases	35	47	53	46	187
Square Feet (2)	216,050	334,949	554,358	423,335	1,926,321
Tenant improvement costs per square foot (3)	$3.99	$0.54	$3.20	$4.01	$2.17
Leasing commission costs per square foot (3)	$9.90	$5.77	$8.32	$12.39	$8.92

Total costs per square foot	$13.89	$6.31	$11.52	$16.40	$11.09

(1)	Does not include retained tenants that have relocated to new space or expanded into new space.
(2)	For some of our properties, we calculate square footage based on factors in addition to contractually leased square feet, including available power, required support space and common area.
(3)	Assumes all tenant improvement and leasing commissions are paid in the calendar year in which the lease commences, which may be different than the year in which they are actually paid.
(4)	Includes retained tenants that have relocated to new space or expanded into new space within our portfolio.
(5)	Redevelopment Tenant Improvement costs include tenant-specific building improvements for square footage designated as space held for redevelopment; however, it does not include redevelopment costs.
(6)	Recent property acquisitions may make a period-over-period comparison difficult. For a list of the acquisition dates of our properties, see page 19.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Historical Capital Expenditures

	Three Months Ended
	3/31/2010	12/31/2009	9/30/2009	6/30/2009	3/31/2009
Recurring capital expenditures (1) (2)	$5,180,000	$7,049,000	$4,803,000	$9,628,000	$4,779,000
Non-recurring capital expenditures (2)	$54,743,000	$56,967,000	$66,272,000	$88,605,000	$125,530,000
Total net rentable square feet at period end excluding redevelopment space	13,211,992	12,573,634	11,964,522	11,854,886	11,784,573

(1)	Recurring capital expenditures represent non-incremental building improvements required to maintain current revenues along with leasing commissions. Recurring capital expenditures do not include acquisition capital that was taken into consideration when underwriting the purchase of a building or which are incurred to bring a building up to “operating standard”.
(2)	Recent property acquisitions may make a period-over-period comparison difficult. For a list of the acquisition dates of our properties, see page 19.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Redevelopment Activity

For the quarter ended March 31, 2010

(Square feet)

Activity for the quarter ended March 31, 2010	US	Europe	Total	% Leased (1)
Redevelopment Space as of December 31, 2009	1,590,756	193,630	1,784,386

Acquired Redevelopment Space and New Construction Space	132,280	—	132,280

Converted Redevelopment Space:

Turn-Key Datacenter®	(63,390)	(9,278)	(72,668)	75.6%

Powered Base Building®	(15,400)	—	(15,400)	100.0%

Remeasurement Adjustments	—	—	—

Redevelopment Space as of March 31, 2010	1,644,246	184,352	1,828,598

Redevelopment Space Under Construction at Quarter End	US	Europe	Total	% Leased (2)

Turn-Key Datacenter®	177,833	7,500	185,333	58.7%

Build-to-Suit	—	—	—

New Powered Base Building® Shell	—	—	—

Redevelopment Space Under Construction as of March 31, 2010	177,833	7,500	185,333

(1)	Defined as leases that have commenced on or before March 31, 2010.
(2)	Defined as leases that were signed on or before March 31, 2010.

DIGITAL REALTY TRUST, INC.

First Quarter 2010

Management Statements on Non-GAAP Supplemental Measures

Funds from Operations:

We calculate funds from operations, or FFO, in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT. FFO represents net income (loss) (computed in accordance with GAAP), excluding gains (or losses) from sales of property, real estate related depreciation and amortization (excluding amortization of deferred financing costs) and after adjustments for unconsolidated partnerships and joint ventures. Management uses FFO as a supplemental performance measure because, in excluding real estate related depreciation and amortization and gains and losses from property dispositions, it provides a performance measure that, when compared year over year, captures trends in occupancy rates, rental rates and operating costs. We also believe that, as a widely recognized measure of the performance of REITs, FFO will be used by investors as a basis to compare our operating performance with that of other REITs. However, because FFO excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our financial condition and results from operations, the utility of FFO as a measure of our performance is limited. Other REITs may not calculate FFO in accordance with the NAREIT definition and, accordingly, our FFO may not be comparable to such other REITs’ FFO. Accordingly, FFO should be considered only as a supplement to net income as a measure of our performance.

Adjusted Funds from Operations:

We present adjusted funds from operations, or AFFO, as a supplemental operating measure because, when compared year over year, it assesses our ability to fund dividend and distribution requirements from our operating activities. We also believe that, as a widely recognized measure of the operations of REITs, AFFO will be used by investors as a basis to assess our ability to fund dividend payments in comparison to other REITs, including on a per share and unit basis. We calculate AFFO by adding to or subtracting from FFO (i) non-real estate depreciation, (ii) amortization of deferred financing costs, (iii) non-cash compensation, (iv) straight line rents, (v) fair value of lease revenue amortization, (vi) capitalized leasing payroll, (vii) recurring tenant improvements and (viii) capitalized leasing commissions. Other equity REITs may not calculate AFFO in a consistent manner. Accordingly, our AFFO may not be comparable to other equity REITs’ AFFO. AFFO should be considered only as a supplement to net income computed in accordance with GAAP as a measure of our performance.

EBITDA and Adjusted EBITDA:

We believe that earnings before interest expense, income taxes, depreciation and amortization, or EBITDA and Adjusted EBITDA (as defined below), are useful supplemental performance measures because they allow investors to view our performance without the impact of non-cash depreciation and amortization or the cost of debt and with respect to Adjusted EBITDA preferred dividends and noncontrolling interests. Adjusted EBITDA is EBITDA excluding noncontrolling interests and preferred stock dividends. In addition, we believe EBITDA and Adjusted EBITDA are frequently used by securities analysts, investors and other interested parties in the evaluation of REITs. Because EBITDA and Adjusted EBITDA are calculated before recurring cash charges including interest expense and income taxes, exclude capitalized costs, such as leasing commissions, and are not adjusted for capital expenditures or other recurring cash requirements of our business, their utility as a measure of our performance is limited. Accordingly, EBITDA and Adjusted EBITDA should be considered only as supplements to net income (computed in accordance with GAAP) as a measure of our financial performance. Other equity REITs may calculate EBITDA and Adjusted EBITDA differently than we do; accordingly, our EBITDA and Adjusted EBITDA may not comparable to such other REITs’ EBITDA and Adjusted EBITDA.

NOI and Run-rate NOI:

Net Operating Income (NOI)

NOI represents rental revenue and tenant reimbursement revenue less rental property operating and maintenance, property taxes and insurance expenses (as reflected in statement of operations). NOI is commonly used by stockholders, company management and industry analysts as a measurement of operating performance of the company’s rental portfolio. However, because NOI excludes depreciation and amortization and captures neither the changes in the value of our properties that result from use or market conditions, nor the level of capital expenditures and capitalized leasing commissions necessary to maintain the operating performance of our properties, all of which have real economic effect and could materially impact our results from operations, the utility of NOI as a measure of our performance is limited. Other REITs may not calculate NOI in the same manner we do and, accordingly, our NOI may not be comparable to such other REITs’ NOI. Accordingly, NOI should be considered only as a supplement to net income as a measure of our performance.

Run-rate NOI:

Run-rate NOI represents NOI as defined above adjusted for new acquisitions to show an estimate of NOI as if the property had been owned for the entire quarter. Run-rate NOI is commonly used by stockholders, company management and industry analysts as a measurement of future operating performance of the company’s rental portfolio. Run-rate NOI may not be indicative of future performance. Actual performance is subject to risks, uncertainties and assumptions. See the discussion of forward-looking statements on page 3.